Earnings (Loss) Per Common Share from Continuing Operations	12 Months Ended
Dec. 31, 2011
Earnings (Loss) Per Common Share from Continuing Operations [Abstract]
Earnings (Loss) Per Common Share from Continuing Operations

Note 6. Earnings (Loss) Per Common Share from Continuing Operations

	Years Ended December 31,
	2011	2010	2009
	(Millions, except per-share amounts)
Income (loss) from continuing operations attributable to WPX Energy, Inc. available to common stockholders for basic and diluted earnings (loss) per common share	$(160)	$(945)	$176

Basic weighted-average shares	197.1	197.1	197.1

Diluted weighted-average shares	197.1	197.1	197.1

Earnings (loss) per common share from continuing operations:
Basic	$(0.81)	$(4.80)	$0.89

Diluted	$(0.81)	$(4.80)	$0.89

On December 31, 2011, 197.1 million shares of our common stock were distributed to Williams’ shareholders in conjunction with our spin-off. For comparative purposes, and to provide a more meaningful calculation for weighted average shares, we have assumed this amount of common stock to be outstanding as of the beginning of each period presented in the calculation of basic weighted average shares.

For 2011 approximately 2.9 million weighted-average nonvested restricted stock units and 1.2 million weighted-average stock options have been excluded from the computation of diluted earnings per common share as their inclusion would be antidilutive to our loss from continuing operations attributable to WPX Energy, Inc. For 2010 and 2009 these amounts are not given retrospective effect to the calculation.